ALPINE INCOME TRUST

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund

Supplement dated April 13, 2018 (the “Supplement”), to the proxy statement/prospectus dated March 16, 2018 (the “Proxy Statement/Prospectus”)

The Proxy Statement/Prospectus that was previously sent to you as a shareholder of the Alpine High Yield Managed Duration Municipal Fund and/or Alpine Ultra Short Municipal Income Fund (each a “Target Municipal Fund,” and together, the “Target Municipal Funds”) requested that you consider and act upon an Agreement and Plan of Reorganization contemplating the reorganization of a Target Municipal Fund into a corresponding series of Aberdeen Funds, the Aberdeen High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund, respectively (each an “Acquiring Municipal Fund,” and together, the “Acquiring Municipal Funds”) (each, a “Reorganization,” and together, the “Reorganizations”).  This Supplement updates some of the information in the Proxy Statement/Prospectus.

As disclosed in the Proxy Statement/Prospectus, the Target Municipal Funds are managed by Alpine Woods Capital Investors, LLC, while the Acquiring Municipal Funds are managed by Aberdeen Asset Management Inc. (“AAMI”).  Since the date the Proxy Statement/Prospectus was sent to you, the current co-portfolio managers of the Target Municipal Funds, Jonathan Mondillo and Mark Taylor, have agreed to join the team at AAMI that will be jointly and primarily responsible for the day-to-day management of the Acquiring Municipal Funds, to be effective as of the closing of the Reorganizations.  Mr. Mondillo has managed the Alpine Ultra Short Municipal Income Fund since February 2015 and the Alpine High Yield Managed Duration Municipal Fund since its inception on May 31, 2013.  Mr. Taylor has managed the Alpine Ultra Short Municipal Income Fund since February 2016 and the Alpine High Yield Managed Duration Municipal Fund since its inception on May 31, 2013.

Accordingly, the following replaces the Portfolio Manager tables disclosing the persons with the most significant responsibility for the day-to-day management of the Acquiring Municipal Funds in the section entitled “COMPARISON OF TARGET FUNDS AND ACQUIRING FUNDS — Portfolio Manager Information — Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund” on pages 55-56 of the Proxy statement/Prospectus:

Portfolio Manager	Funds

Jonathan Mondillo, Senior Investment Manager, Fixed Income
Mr. Mondillo joined Aberdeen Standard Investments in 2018. From 2008 to 2018, Mr. Mondillo was employed by Alpine Woods Capital Investors, LLC as its Head of Fixed Income Trading as well as a portfolio manager. Prior to joining Alpine, Mr. Mondillo worked as an analyst within Fidelity Capital Markets’ Fixed Income Trading Group. Mr. Mondillo has a Bachelor’s degree from Bentley University.

Aberdeen High Yield Managed Duration Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Mark Taylor, Senior Investment Manager, Fixed Income
Mr. Taylor joined Aberdeen Standard Investments in 2018. From 2012 to 2018, Mr. Taylor was employed by Alpine Woods Capital Investors, LLC as its Head of Municipal Research as well as a portfolio manager. Prior to joining Alpine, Mr. Taylor worked at Barclays Capital as a Vice President in the Global Financial Risk Management group. Mr. Taylor has a Bachelor’s degree from Northeastern University.

Aberdeen High Yield Managed Duration Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Charles Tan, Head of North American Fixed Income
Mr. Tan is Head of North American Fixed Income at Aberdeen Standard Investments. In addition to overseeing all fixed income strategies managed by the team, Mr. Tan is directly responsible for managing investment grade credit and long duration strategies. Mr. Tan joined Legacy Aberdeen in 2005 from Moody’s Investor Services where he was a senior analyst covering US high yield industrial companies as well as Asian financial institutions. Charles graduated with a BA from University of International Business and Economics, Beijing and an MBA from Bucknell University, Pennsylvania.

Aberdeen High Yield Managed Duration Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Edward Grant, Senior Investment Manager
Mr. Grant is a Senior Investment Manager on the North American Fixed Income team. He joined Legacy Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Before joining Legacy Aberdeen, Edward worked for PNC and Deutsche Bank Capital Corp where he was a fixed income portfolio manager. Previously, he worked for Raymond James & Associates as head of corporate research. Prior to that, he worked for American Century Investments and ING Investment Management as credit analyst. Edward graduated with a BS from Lebanon Valley College, Pennsylvania, and a MBA from Widener University, Pennsylvania.

Aberdeen High Yield Managed Duration Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Lesya Paisley, Senior Investment Manager
Ms. Paisley is a Senior Investment Manager on the North American Fixed Income team responsible for the management of Utilities, REITs and Tax-Exempt Municipal portfolios. She has over ten years of experience in credit research covering various industrial sectors as well as Municipals and Financials. She joined Legacy Aberdeen via the acquisition of Deutsche Asset Management’s (“DeAM”) London and Philadelphia fixed income businesses in 2005. She had been with DeAM from September 2003. She graduated with a BS from the University of Virginia, McIntire School of Commerce.

Aberdeen High Yield Managed Duration Municipal Fund Aberdeen Ultra Short Municipal Income Fund

The Acquiring Funds’ Statement of Additional Information, dated March 7, 2018, as supplemented March 16, 2018 and April 13, 2018, which is incorporated herein by reference, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

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You may vote your proxy in several ways as described in the “Voting Information “ section of your Proxy Statement/Prospectus. You may change your vote or revoke a proxy once it is given. If you desire to change your vote or revoke a proxy, you must either submit a later dated proxy by any of the methods described on the proxy card, which was previously mailed to you, or submit a written notice of revocation to the Fund. You also may give written notice of revocation in person at the shareholder meeting scheduled for April 26, 2018 at 11:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604.  If you have any questions about voting your proxy you may call our proxy solicitor, AST Fund Solutions, LLC, at (866) 745-0268. The Proxy Statement/Prospectus and Supplement are also available, without charge, on the SEC’s website at http://www.sec.gov.  Please read the Proxy Statement/Prospectus and Supplement carefully, as they contain important information.  If you have any questions about any proposal or related proxy materials, please call your investment professional, trust officer, or the Target Municipal Funds’ transfer agent at 1-888-785-5578, Monday through Friday, 8 a.m. to 6 p.m., Eastern Time. Your vote is very important to us regardless of the number of shares that you are entitled to vote.